October 9, 2019

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

Class A	SFHAX
Class C	SFHCX
Class F	SFHFX
Institutional Class	SFHIX

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Class A	SFHAX
Class C	SFHCX
Class F	SCFFX
Institutional Class	SCFIX

Each a series of Advisors Series Trust

Supplement to the Prospectus dated January 28, 2019

Effective immediately, Appendix A to the statutory prospectus dated January 28, 2019, is hereby amended to include the following disclosure:

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Please retain this Supplement with the Prospectus.